UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2010

CONCUR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-25137	91-1608052
(Commission File Number)	(IRS Employer Identification No.)

18400 NE Union Hill Road, Redmond, Washington	98052
(Address of principal executive offices)	(Zip Code)

(425) 702-8808

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On March 29, 2010, Concur issued a press release announcing preliminary expected financial results for the quarter ending March 31, 2010. A copy of the press release is attached to this report as Exhibit 99.1.

In addition, on March 29, 2010, Concur terminated a credit agreement with a financial institution that provided for a revolving loan for up to $70 million that was set to expire in September 2012, or earlier as provided in the credit agreement. As of March 29, 2010, the Company had been in compliance with all loan covenants under the terms of the credit agreement, and had no outstanding borrowings under the agreement.

The information in Item 7.01 of this report, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section or Section 11 and 12(a)(2) of the Securities Act of 1933.

Item 8.01	Other Events

On March 29, 2010, Concur issued a press release announcing that it proposes to offer, subject to market conditions and other factors, $250 million aggregate principal amount of convertible senior notes due in 2015. Concur also intends to grant to the initial purchasers of the notes the option to purchase up to an additional $37.5 million aggregate principal amount of notes solely to cover over-allotments. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

3.1	Second Amended and Restated Certificate of Incorporation, as filed with Delaware Secretary of State on August 7, 2009.

99.1	Press release dated March 29, 2010, announcing expected financial results for the quarter ending March 31, 2010.*

99.2	Press release dated March 29, 2010, announcing the proposed offering of senior convertible notes.

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of Concur Technologies, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCUR TECHNOLOGIES, INC.

Date: March 29, 2010	By:	/s/ JOHN F. ADAIR
John F. Adair Chief Financial Officer (principal financial officer and duly authorized officer)

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

3.1	Second Amended and Restated Certificate of Incorporation, as filed with Delaware Secretary of State on August 7, 2009.

99.1	Press release dated March 29, 2010, announcing expected financial results for the quarter ending March 31, 2010.*

99.2	Press release dated March 29, 2010, announcing the proposed offering of senior convertible notes.

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of Concur Technologies, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.